Exhibit 10.36

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT (this “Agreement”), dated as of August 22, 2011 (the “Effective Date”), is made by and between Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), and Daniel M. Taitz (the “Executive”).

WHEREAS, the Company desires to employ the Executive, and the Executive is willing to be so employed, in each case on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the sufficiency of which is hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Employment Term. Subject to the provisions of Section 7 of this Agreement, the Company hereby agrees to employ the Executive hereunder, and the Executive hereby agrees to be employed by the Company hereunder, in each case subject to the terms and conditions of this Agreement, for the period commencing on the Effective Date and ending on the third anniversary of the Effective Date (such period, or until the Executive’s employment is earlier terminated pursuant to Section 7, the “Employment Term”).

2. Duties.

(a) Commencing on the Effective Date, the Executive shall serve as the Executive Vice President, Chief Administrative Officer and General Counsel of the Company. The Executive shall have the duties and responsibilities customarily exercised by an individual serving in those positions in a corporation of the size and nature of the Company, including responsibility for the Company’s legal affairs, business affairs, business development, general administrative and human resources areas. The Executive shall report to the President and Chief Operating Officer of the Company or to such Company executive of equal or higher seniority. The Executive shall also serve the Board of Directors of the Company (the “Board”) with respect to Company legal issues (such as Securities and Exchange Commission matters) and strategic matters or initiatives, as the Board may request.

(b) During the Employment Term, the Executive shall use his best energies and abilities in the performance of his duties, services and responsibilities for the Company, shall comply with the Company’s policies and procedures and shall devote substantially all of his business time and attention to the businesses of the Company and its subsidiaries and affiliates and shall not engage in any activity inconsistent with the foregoing, whether or not such activity shall be engaged in for pecuniary profit, unless approved by the Board in writing; provided, however, that, to the extent such activities do not violate, or substantially interfere with his performance of his duties, services and responsibilities under this Agreement, the Executive shall be permitted to manage his personal, financial and legal affairs and serve on civic or charitable boards and committees of such boards. During the Employment Term, the Executive’s principal location of employment shall be at the Company’s executive offices in New York City, New York, except for reasonable and necessary business travel on behalf of the Company and its subsidiaries and affiliates.

(c) Upon any termination of the Executive’s employment with the Company, the Executive shall be deemed to have resigned from all other positions he then holds as an employee or director or other independent contractor of the Company or any of its subsidiaries or affiliates, unless otherwise agreed by the Company and the Executive. For purposes of determining the timing of (but not eligibility for) amounts payable upon “termination of employment,” “Date of Termination” or “separation from service” under this Agreement, such terms shall mean, to the extent required under Section 409A (“Section 409A”) of the Internal Revenue Code of 1986, as amended (the “Code”), the Executive’s “separation from service” as defined in Section 409A and the applicable regulations thereunder.

3. Base Salary; Bonus.

(a) During the Employment Term, in consideration of the performance by the Executive of the Executive’s obligations during the Employment Term (including any service in any position with any subsidiary or affiliate of the Company), the Company shall pay the Executive a base salary (the “Base Salary”) at an annual rate of $450,000. The Executive’s Base Salary shall be subject to increase but not decrease in the discretion of the Compensation Committee of the Board, and shall be payable in accordance with the normal payroll practices of the Company in effect from time to time, but not less frequently than monthly.

(b) During the Employment Term, in addition to the payments of the Base Salary set forth above, the Executive shall be eligible to receive a performance-based target bonus, as set forth below: In respect of each calendar year commencing on or after January 1, 2012 during which the Employment Term is in effect, the Executive shall be eligible to receive a performance-based target bonus of 75% of Base Salary (“Target Amount”), with a minimum of 0% and a maximum of 150% of Target Amount, based on achievement of goals established with respect to each calendar year by the Compensation Committee of the Board after reasonable consultation with the Executive. In respect of the portion of the calendar year commencing on the Effective Date and ending December 31, 2011, the Executive shall be eligible to receive a performance-based target bonus in an amount equal to: (X) if the Company’s EBITDA for the entire 2011 calendar year (determined without regard to any one-time corporate restructuring charges) equals the target EBITDA goal for such entire 2011 calendar year (as established by the Compensation Committee of the Board), 75% of Base Salary multiplied by a fraction, the numerator of which is the number of days from the Effective Date to the end of the 2011 calendar year and the denominator of which is 365, (Y) if the Company’s EBITDA for the entire 2011 calendar year (determined without regard to any one-time corporate restructuring charges) is either less than or more than the target EBITDA goal for such entire 2011 calendar year (as established by the Compensation Committee of the Board), a percentage of between 0% and 150% of Target Amount, determined by the Compensation Committee in its discretion using as a reference the amount by which the EBITDA target is exceeded or insufficient, as the case may be) of Base Salary multiplied by a fraction, the numerator of which is the number of days from the Effective Date to the end of the 2011 calendar year and the denominator of which is 365; provided that the bonus for the 2011 calendar year shall not be less than $50,000. Such bonus(es), if any, shall be paid in the same manner and concurrently with other bonuses paid to senior executives of the Company, provided the Executive continues as an active employee of the Company in good standing through the date of such payment (except as otherwise expressly provided in Section 9(a)). Notwithstanding the preceding sentence, for the calendar year ending

December 31, 2014, the Executive will be entitled to a pro-rated bonus for such year (calculated at the end of the calendar year and then pro-rated through the date of termination), provided that the applicable performance targets for such calendar year have been met (with any subjective performance factors to be evaluated and determined by the Board in good faith) and bonuses are paid generally to similarly situated executives at the Company. Such pro-rated bonus, if any, will be paid in the same manner and concurrently with other bonuses paid to senior executives of the Company. Bonus(es) under this Section 3(b) shall be paid in a lump sum no later than March 15th of the calendar year following the calendar year to which such bonus relates.

4. Benefits.

(a) During the Employment Term, the Executive shall be entitled to participate in the employee benefit plans, policies, programs and arrangements, as may be amended from time to time, that are provided generally to similarly situated employees of the Company (excluding for this purpose Martha Stewart, Charles Koppelman and Lisa Gersh) to the extent the Executive meets the eligibility requirements for any such plan, policy, program or arrangement.

(b) The Company shall reimburse the Executive for all reasonable business expenses incurred by the Executive in carrying out the Executive’s duties, services and responsibilities under this Agreement during the Employment Term, including, without limitation, first class transportation. The Executive shall comply with generally applicable policies, practices and procedures of the Company with respect to reimbursement for, and submission of expense reports, receipts or similar documentation of, such expenses.

(c) For purposes of complying with Section 409A, any reimbursement of benefits provided under this Section 4 shall be subject to the following: (i) provision of such reimbursement or benefits provided during one calendar year shall not affect the amount of reimbursements or benefits provided during a subsequent calendar year; (ii) such reimbursements or benefit may not be exchanged or substituted for other forms of compensation to the Executive; and (iii) reimbursement payments must be made no later than the last day of the calendar year immediately following the calendar year in which the expense is incurred.

5. Vacations. During each calendar year of the Employment Term (pro rata for partial calendar years), the Executive shall be entitled to four weeks of paid vacation to be taken in accordance with the applicable policy of the Company.

6. Equity Compensation.

(a) On the Effective Date, the Company shall grant the Executive:

(i) 100,000 time-vested options to purchase Class A common stock of the Company, par value $0.01 per share (the “Stock”), at an exercise price equal to the Fair Market Value of the Common Stock (as such terms are defined in the Company’s Omnibus Stock and Option Compensation Plan) on the grant date (the “Time-Vested Options”), pursuant to the Stock Option Agreement attached hereto as Exhibit A (the “Stock Option Agreement”). The Stock Option Agreement shall provide that (x) 33,334 Time-Vested Options shall vest on the second anniversary of the Effective Date,

(y) 33,333 Time-Vested Options shall vest on the third anniversary of the Effective Date, and (z) 33,333 Time-Vested Options shall vest on the fourth anniversary of the Effective Date, in each case subject to the Executive remaining in continuous and active employment with the Company until such date (except as otherwise expressly provided in Section 9 of this Agreement).

(ii) 200,000 premium-priced, performance-vested options to purchase Stock (the “Performance-Vested Options”) pursuant to the Performance Stock Option Agreement attached hereto as Exhibit B (the “Performance Stock Option Agreement”). The Performance Stock Option Agreement shall provide that (w) 50,000 Performance-Vested Options shall be priced at $6 and shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $6, (x) 50,000 Performance-Vested Options shall be priced at $8 and shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $8, (y) 50,000 Performance-Vested Options shall be priced at $10 and shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $10, and (z) 50,000 Performance-Vested Options shall be priced at $12 and shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $12, in each case subject to the Executive remaining in continuous and active employment with the Company until such time. Notwithstanding the foregoing, the exercise price share of such Performance-Vested Options shall be no less than the Fair Market Value per share of the Common Stock on the grant date.

(iii) 50,000 time-vested Restricted Stock Units representing the right to receive 50,000 shares of Stock (the “Time-Vested Restricted Stock Units”), pursuant to the Restricted Stock Agreement attached hereto as Exhibit C (the “Restricted Stock Agreement”). The Restricted Stock Agreement shall provide that (x) 16,667 Time-Vested Restricted Stock Units shall vest on the second anniversary of the Effective Date, (y) 16,667 Time-Vested Restricted Stock Units shall vest on the third anniversary of the Effective Date, and (z) 16,666 Time-Vested Restricted Stock Units shall vest on the fourth anniversary of the Effective Date, in each case subject to the Executive remaining in continuous and active employment with the Company until such date (except as otherwise expressly provided in Section 9 of this Agreement).

(iv) 120,000 performance-vested Restricted Stock Units representing the right to receive 120,000 shares of Stock (the “Performance-Vested Restricted Stock Units”), pursuant to the Performance Restricted Stock Agreement attached hereto as Exhibit D (the “Performance Restricted Stock Agreement”). The Performance Restricted Stock Agreement shall provide that (w) 30,000 Performance-Vested Restricted Stock Units shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $8, (x) 30,000 Performance-Vested Restricted Stock Units shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $10, (y) 30,000 Performance-Vested Restricted Stock Units shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $12, and (z) 30,000 Performance-Vested Restricted Stock Units shall vest at such time as the trailing average closing price of the Stock during any 30 consecutive trading days during the Employment Term has been at least $14, in each case subject to the Executive remaining in continuous and active employment with the Company until such time.

(c) On the first anniversary of the Effective Date, or as soon as practicable thereafter, the Company shall grant the Executive 30,000 time-vested Restricted Stock Units (the “Additional Time-Vested Restricted Stock Units”) which shall vest in equal tranches on the second, third and fourth anniversaries of the Effective Date, in each case subject to the Executive remaining in continuous and active employment with the Company until such date (except as otherwise expressly provided in Section 9 of this Agreement) and which shall be settled and paid within 30 days of the vesting event.

7. Termination of the Employment Term.

(a) The Executive’s employment with the Company and the Employment Term shall terminate upon the earliest to occur of:

(i) the death of the Executive;

(ii) the termination of the Executive’s employment by the Company by reason of the Executive’s Disability;

(iii) the termination of the Executive’s employment by the Company for Cause or without Cause;

(iv) the termination of the Executive’s employment by the Executive for Good Reason; and

(v) the expiration of the Employment Term.

(b) For purposes of this Agreement, the following terms shall have the following meanings:

(i) “Cause” shall mean that the Company has made a good faith determination that any of the following has occurred:

(1) the continued failure by the Executive to substantially perform his material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which the Executive may rectify such failure in the future; provided, that in the case of conduct above which is capable of being cured, the Executive shall have a period of thirty (30) days after the Executive is provided with written notice thereof in which to cure.

(2) the Executive has engaged in misconduct that has resulted in material damage to the Company’s business or reputation;

(3) the Executive’s conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;

(4) the Executive has engaged in fraud against the Company or misappropriated Company property (other than incidental property), or

(5) the Executive has materially breached this Agreement; provided, that in the case of a material breach which is capable of being cured, the Executive shall have a period of thirty (30) days after the Executive is provided with written notice thereof in which to cure.

(ii) “Change in Control” of the Company shall mean:

(1) any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;

(2) all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;

(3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or

(4) the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than

50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (4) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.

For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.

(iii) “Disability” of the Executive shall have occurred if, as a result of the Executive’s incapacity due to physical or mental illness as determined by a physician selected by the Executive, and reasonably acceptable to the Company, the Executive shall have been substantially unable to perform his duties hereunder for six consecutive months, or for an aggregate of 180 days during any period of twelve consecutive months.

(iv) “Good Reason” shall mean the occurrence, without the Executive’s express prior written consent, of any one or more of the following:

(1) a material diminution by the Company in the Executive’s overall authority, duties and responsibilities; provided that (x) this provision shall not include a diminution in authority, duties and responsibilities solely by virtue of the Company becoming private or being acquired and made part of a larger entity, and (y) for the avoidance of doubt, removal of any of the specific duties or responsibilities set forth in Section 2 above (e.g. removal of responsibility for the area of human resources) shall not in itself constitute a material diminution in the Executive’s overall authority, duties and responsibilities (however, for the avoidance of doubt, such removal may be taken into account with other factors in order to determine whether there has been a material diminution in the Executive’s overall authority, duties and responsibilities);

(2) a material breach of this Agreement by the Company;

(3) a material change to the reporting structure set forth in Section 2(a);

(4) the Company’s requiring the Executive to be based at a location in excess of 35 miles from the location of the Executive’s principal job location or office specified in Section 2(b), except for required travel on the Company’s business to an extent substantially consistent with the Executive’s position; or

(5) a material reduction by the Company of the Executive’s Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time,

provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.

8. Termination Procedures.

(a) Notice of Termination. Any termination of the Executive’s employment by the Company or by the Executive during the Employment Term (other than pursuant to Sections 7(a)(i) and 7(a)(v)) shall be communicated by written Notice of Termination to the other party. For purposes of this Agreement, a “Notice of Termination” shall mean a notice indicating the specific termination provision in this Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive’s employment under that provision.

(b) Date of Termination. For purposes of this Agreement, “Date of Termination” shall mean (i) if the Executive’s employment is terminated by his death, the date of his death, (ii) if the Executive’s employment is terminated pursuant to Section 7(a)(ii), 30 days after the date of receipt of the Notice of Termination (provided that the Executive does not return to the substantial performance of his duties on a full-time basis during such 30-day period), (iii) if the Executive’s employment is terminated pursuant to Section 7(a)(v), the date of expiration of the Employment Term, (iv) if the Executive’s employment is terminated pursuant to Section 7(a)(iii), the date on which a Notice of Termination is given or any later date set forth in such Notice of Termination, and (v) if the Executive’s employment is terminated pursuant to Section 7(a)(iv), 30 days after the date of the Company’s receipt of written notice from the Executive of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).

9. Termination Payments.

(a) Upon any termination of the Executive’s employment, he shall be entitled to payment of any earned but unpaid portion of the Base Salary, benefits and unreimbursed business expenses, in each case with respect to the period ending on the Date of Termination. In addition, upon termination of Executive’s employment by the Company without Cause or a termination by Executive with Good Reason, Executive will be entitled to a pro-rated bonus for the year of termination (calculated at the end of the fiscal year and then pro-rated through the Date of Termination), provided that the applicable performance targets have been met (with any subjective performance factors to be evaluated and determined by the Board in good faith) and bonuses are paid generally to similarly situated executives at the Company. Such payments shall be made when otherwise due in accordance with the provisions of Section 3 and Section 4 of this Agreement.

(b) (i) In addition to the payments and benefits provided in Section 9(a) and subject to the provisions of Section 9(e), if the Executive’s employment is terminated (x) by the Company without Cause or (y) by the Executive for Good Reason, in either case on or prior to the six month anniversary of the Effective Date and prior to the occurrence of a Change in Control, (i) the Company shall pay the Executive, commencing within two and one-half months after the Executive’s “separation from service” as defined for purposes of Section 409A, an amount equal to 6 months’ Base Salary, which shall be payable in the form of salary continuation in accordance with the Company’s regular payroll practices, and (ii) the Company shall provide the Executive with continued medical coverage at active-employee rates (unless doing so would violate any anti-discrimination provision or other legal requirement applicable to the Company or the Company’s medical plan) until the earliest of (x) 6 months from the Date of Termination, or (y) the date on which the Executive is eligible to receive subsequent employer-provided coverage.

(ii) In addition to the payments and benefits provided in Section 9(a) and subject to the provisions of Section 9(e), if the Executive’s employment is terminated (x) by the Company without Cause or (y) by the Executive for Good Reason, in either case after the six month anniversary of the Effective Date but prior to the first anniversary of the Effective Date and prior to the occurrence of a Change in Control, (i) the Company shall pay the Executive, commencing within two and one-half months after the Executive’s “separation from service” as defined for purposes of Section 409A, an amount equal to 12 months’ Base Salary, which shall be payable in the form of salary continuation in accordance with the Company’s regular payroll practices, and (ii) the Company shall provide the Executive with continued medical coverage at active-employee rates (unless doing so would violate any anti-discrimination provision or other legal requirement applicable to the Company or the Company’s medical plan) until the earliest of (x) 12 months from the Date of Termination, or (y) the date on which the Executive is eligible to receive subsequent employer-provided coverage.

(c) In addition to the payments and benefits provided in Section 9(a) and subject to the provisions of Section 9(e), if the Executive’s employment is terminated (x) by the Company without Cause or (y) by the Executive for Good Reason, in either case on or after the first anniversary of the Effective Date and prior to the occurrence of a Change in Control, (i) the Company shall immediately vest the portion of the outstanding unvested Time-Vested Options, Time-Vested Restricted Stock Units and Additional Time-Vested Restricted Stock Units that would otherwise have vested within twelve months of the Date of Termination had the Executive remained in employment through such date (and any such accelerated Restricted Stock Units shall be paid within 30 days after the Executive’s “separation from service” as defined for purposes of Section 409A), (ii) the Executive shall be entitled to receive from the Company, commencing within two and one-half months after the Executive’s “separation from service” as defined for purposes of Section 409A, an amount equal to 12 months’ Base Salary, which shall be payable in the form of salary continuation in accordance with the Company’s regular payroll practices, and (iii) the Company shall provide the Executive with continued medical coverage at active-employee rates (unless doing so would violate any anti-discrimination provision or other legal requirement applicable to the Company or the Company’s medical plan) until the earliest of (x) 12 months from the Date of Termination, (y) the end of the scheduled Employment Term or (z) the date on which the Executive is eligible to receive subsequent employer-provided coverage.

(d) In addition to the payments and benefits provided in Section 9(a) and subject to the provisions of Section 9(e), if the Executive’s employment is terminated (x) by the Company without Cause or (y) by the Executive for Good Reason, in either case after the occurrence of a Change in Control, (i) the Company shall immediately vest the portion of the outstanding unvested Time-Vested Options, Time-Vested Restricted Stock Units and Additional Time-Vested Restricted Stock Units that would otherwise have vested within twenty-four months of the Date of Termination had the Executive remained in employment through such date (and any such accelerated Restricted Stock Units shall be paid within 30 days after the Executive’s “separation from service” as defined for purposes of Section 409A), (ii) the Executive shall be entitled to receive from the Company, commencing within two and one-half months after the Executive’s “separation from service” as defined for purposes of Section 409A, an amount equal to 12 months’ Base Salary, which shall be payable in the form of salary continuation in accordance with the Company’s regular payroll practices, and (iv) the Company shall provide the Executive with continued medical coverage at active-employee rates (unless doing so would violate any anti-discrimination provision or other legal requirement applicable to the Company or the Company’s medical plan) until the earliest of (x) 12 months from the Date of Termination, (y) the end of the scheduled Employment Term or (z) the date on which the Executive is eligible to receive subsequent employer-provided coverage.

(e) Payment of the amounts in Sections 9(b), 9(c) and 9(d) is subject to, and expressly conditioned upon, (i) the Executive’s execution of a general release in form satisfactory to the Company, and such release having become effective in accordance with its terms within 60 days following the Date of Termination, and (ii) the Executive’s compliance with the covenants contained in Section 10.

(f) Notwithstanding any provision of this Agreement to the contrary, to the extent (i) the two and one-half month period for making a severance payment under Section 9(b)(i), 9(c)(ii) or 9(d)(ii) or (ii) the 30 day period for paying any Restricted Stock Units under Section 9(c)(i) or 9(d)(i) begins in one calendar year and ends in a subsequent calendar year, the payment will be made in the subsequent calendar year.

10. Confidential Information; Noncompetition; Nonsolicitation; Nondisparagement.

(a) Confidential Information. Except as may be required or appropriate in connection with his carrying out his duties under this Agreement, the Executive shall not, without the prior written consent of the Company or as may otherwise be required by law or any legal process, or as is necessary in connection with any adversarial proceeding against the Company (in which case the Executive shall cooperate with the Company in obtaining a protective order at the Company’s expense against disclosure by a court of competent jurisdiction), communicate, to anyone other than the Company and those designated by the Company or on behalf of the Company in the furtherance of its business or to perform his duties hereunder, any trade secrets, confidential information, knowledge or data relating to the Company, its affiliates or any businesses or investments of the Company or its affiliates, obtained by the Executive during the Executive’s services to the Company that is not generally available public knowledge (other than by acts by the Executive in violation of this Agreement).

(b) Noncompetition. During the Employment Term and (unless this Agreement terminates pursuant to clause (v) of Section 7(a)) for the Restricted Period thereafter, the Executive shall not engage in or become associated with any Competitive Activity. For purposes of this Section 10(b), the “Restricted Period” means the 12 month period following the Date of Termination. For purposes of this Section 10(b), a “Competitive Activity” shall mean any business or other endeavor that engages in any country in which the Company has significant business operations to a significant degree in a business that directly competes with all or any substantial part of any of the Company’s businesses of (i) producing radio, television and other video programs, (ii) designing, developing, licensing, promoting and selling merchandise through catalogs, direct marketing, Internet commerce and retail stores of the product categories in which the Company so participates using the name, likeness, image, or voice of any Company employee (without limitation, Company employees for the purposes of this Section 10(b) shall be deemed to include Martha Stewart and Emeril Lagasse) to promote or market any such product or service, (iii) the creation, publication or distribution of regular or special issues of magazines and operation of websites specifically related to the Company’s business, and (iv) any other business in which the Company is engaged, or taken steps to engage, during the term of this Agreement. The Executive shall be considered to have become “associated with a Competitive Activity” if he becomes involved as an owner, employee, officer, director, independent contractor, agent, partner, advisor, or in any other capacity calling for the rendition of the Executive’s personal services, with any individual, partnership, corporation or other organization that is engaged in a Competitive Activity, unless the Executive has no direct or indirect involvement in, or direct or indirect authority over, the Competitive Activity conducted by such organization; provided, however, that the Executive shall not be prohibited from (a) owning less than two percent of any publicly traded corporation, whether or not such corporation is in competition with the Company or (b) serving as a director of a corporation or other business if less than 10% of such corporation’s (and its affiliates’) or other business’ (and its affiliates’) revenues are derived from a Competitive Activity. If, at any time, the provisions of this Section 10(b) shall be determined to be invalid or unenforceable, by reason of being vague or unreasonable as to area, duration or scope of activity, this Section 10(b) shall be considered divisible and shall become and be immediately amended to only such area, duration and scope of activity as shall be determined to be reasonable and enforceable by the court or other body having jurisdiction over the matter; and the Executive agrees that this Section 10(b) as so amended shall be valid and binding as though any invalid or unenforceable provision had not been included herein.

(c) Nonsolicitation; No-Hire. During the Employment Term, and for 12 months after the Date of Termination, the Executive shall not, directly or indirectly, (1) solicit for employment or hire, other than on behalf of the Company, any person (other than any personal secretary or assistant hired to work directly for the Executive) employed by the Company or its affiliated companies as of the Date of Termination, (2) solicit for employment or hire, other than on behalf of the Company, any person known by the Executive (after reasonable inquiry) to be employed at the time by the Company or its affiliated companies as of the date of the solicitation or (3) solicit any customer or other person with a business relationship with the Company or any of its affiliated companies to terminate, curtail or otherwise limit such business relationship.

(d) Non-disparagement. During the Employment Term and thereafter, the Executive shall not, directly or indirectly, make or publish any disparaging statements (whether written or oral) regarding the Company or any of its affiliated companies or businesses, or the directors, officers, agents, principal stockholders or customers of any of them. Executive shall not author, co-author, or assist in the production or authorship of any story, book, show, script or other work about the Company or Martha Stewart without the Company’s prior review of such work and the Company’s written consent as to the production and content thereof.

(e) Covenants Reasonable. The parties acknowledge that the restrictions contained in this Section 10 are a reasonable and necessary protection of the immediate interests of the Company, and any violation of these restrictions could cause substantial injury to the Company, and that the Company would not have entered into this Employment Agreement without receiving the additional consideration offered by the Executive in binding himself to each of these restrictions.

(f) Injunctive Relief. In the event of a breach or threatened breach of this Section 10, each party agrees that the non-breaching party shall be entitled to seek injunctive relief, either from the arbitrator or a court of appropriate jurisdiction, at the election of the party seeking the relief, to remedy any such breach or threatened breach, the parties acknowledging that damages would be inadequate and insufficient. The parties waive any requirement to post a bond in connection with any such proceeding. The right to apply for an injunction shall not be construed as prohibiting either party from pursuing any other available remedies for such breach or threatened breach.

11. Indemnification. At all times the Executive will be entitled to indemnification in accordance with the provisions of the Company’s charter and by-laws as then in effect.

12. Dispute Resolution. Subject to the provisions of Section 10(f), any controversy or claim arising out of or relating to this Agreement or the making, interpretation or breach thereof shall be resolved by arbitration administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules (the “Rules”). The arbitration shall be conducted in New York City, New York by a single arbitrator appointed in accordance with the Rules, and judgment upon the award rendered by the arbitrator may be entered in and enforced by any court having jurisdiction thereof. The powers of the arbitrator shall include, but not be limited to, the awarding of injunctive relief and specific performance. The parties to any arbitration proceeding will treat all filings and evidence in the arbitration as confidential and shall not disclose either to any third party except as may be required by law or legal process, or as may be necessary in connection with any legal proceeding related to the award of the arbitrator.

13. Representations.

(a) The Executive represents and warrants that (i) he is not subject to any contract, arrangement, policy or understanding, or to any statute, governmental rule or regulation, including without limitation any non-competition agreement, that in any way limits his ability to enter into and fully perform his obligations under this Agreement and (ii) he is not otherwise unable to enter into and fully perform his obligations under this Agreement.

(b) The Company represents and warrants to the Executive that (i) this Agreement and each of the Stock Option Agreement, the Performance Stock Option Agreement, the Restricted Stock Agreement and the Performance Stock Agreement have been duly authorized, executed and delivered by the Company and each constitutes a valid and binding obligation of the Company, and (ii) subject to the accuracy of the Executive’s representation in Section 13(a), the employment of the Executive on the terms and conditions contained in this Agreement will not conflict with or result in a breach or violation of the terms of any contract or other obligation or instrument to which the Company is a party or by which it is bound or any statute, law, rule, regulation, judgment, order or decree applicable to the Company.

14. Successors; Binding Agreement.

(a) Company’s Successors. No rights or obligations of the Company under this Agreement may be assigned or transferred without the consent of the Executive except in connection with a sale or transfer of the capital stock, business and/or assets of the Company by merger, purchase or otherwise or in connection with any corporate restructuring of the Company for which no consent of the Executive will be required.

(b) Executive’s Successors. No rights or obligations of the Executive under this Agreement may be assigned or transferred by the Executive other than his rights to payments or benefits hereunder, which may be transferred only by will or the laws of descent and distribution. Upon the Executive’s death, this Agreement and all rights of the Executive hereunder shall inure to the benefit of and be enforceable by the Executive’s beneficiary or beneficiaries, personal or legal representatives, or estate, to the extent any such person succeeds to the Executive’s interests under this Agreement. If the Executive should die following his Date of Termination while any amounts would still be payable to him hereunder if he had continued to live, all such amounts unless otherwise provided herein shall be paid in accordance with the terms of this Agreement to such person or persons so appointed in writing by the Executive, or otherwise to his legal representatives or estate.

15. Notice. For the purposes of this Agreement, notices, demands and all other communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered either personally or by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

If to the Executive, at his residence address most recently filed with the Company;

If to the Company:

Martha Stewart Living Omnimedia, Inc.

601 West 26th Street

New York, NY 10001

Attention: President

Tel: (212) 827-8362

Fax: (212) 827-8188;

a copy to:

Lawrence Shire, Esq.

Eric Sacks, Esq.

Grubman Indursky & Shire, P.C.

Carnegie Hall Tower

152 West 57th Street

New York, NY 10019

Tel: (212) 554-0400

Fax: (212) 554-0444

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

16. Modification; Waiver. No provision of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing and signed by the Executive and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

17. Section 409A.

(a) The intent of the parties is that payments and benefits under this Agreement either comply with or are exempt from Section 409A and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. The Executive is hereby advised to seek independent advice from his tax advisor(s) with respect to any payments or benefits under this Agreement. Notwithstanding the foregoing, the Company does not guarantee the tax treatment of any payments or benefits provided under this Agreement under Section 409A or under any other federal, state, local or foreign tax laws and regulations.

(b) If the Executive is deemed on the date of his “separation from service” with the Company to be a “specified employee”, each within the meaning of Section 409A(a)(2)(B) of the Code, then with regard to any payment or the providing of any benefit under this Agreement, and any other payment or the provision of any other benefit that is required to be delayed in compliance with Section 409A(a)(2)(B), such payment or benefit shall not be made or provided prior to the earlier of (i) the expiration of the six-month period measured from the date of the Executive’s separation from service, or (ii) the date of the Executive’s death, if and to the extent such six-month delay is required to comply with Section 409A(a)(2)(B). In such event, on or promptly after the first business day following the six-month delay period, all payments delayed pursuant to this Section17 (whether they would have otherwise been payable in a single sum or in installments in the absence of such delay) shall be paid or reimbursed to the Executive in a lump sum, and any remaining payments and benefits due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c) If under this Agreement, an amount is to be paid in installments, each installment shall be treated as a separate payment for purposes of Treasury Regulations Section 1.409A2(b)(2)(iii).

18. Validity. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

19. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

20. Entire Agreement. This Agreement, together with the Stock Option Agreement, the Performance Stock Option Agreement, the Restricted Stock Agreement, and the Performance Restricted Stock Agreement, set forth the entire agreement of the parties hereto in respect of the subject matter contained herein and supersede all prior agreements, promises, covenants, arrangements, communications, representations and warranties, whether oral or written, by any officer, employee or representative of any party hereto in respect of such subject matter.

21. Withholding. All payments hereunder shall be subject to any required withholding of Federal, state and local taxes pursuant to any applicable law or regulation.

22. Section Headings; Absence of Presumption.

(a) The section headings in this Agreement are for convenience of reference only, and they form no part of this Agreement and shall not affect its interpretation.

(b) With regard to each and every term and condition of this Agreement, the parties hereto understand and agree that the same have been mutually negotiated, prepared and drafted, and if at any time the parties hereto desire or are required to interpret or construe any such term or condition, no consideration will be given to the issue of which party hereto actually prepared, drafted or requested any term or condition of this Agreement.

23. Governing Law; Survival. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of New York without regard to its conflicts of law principles. Each of the parties agrees that any action for injunctive relief under Section 10(f) and any action to enforce an arbitration award under Section 12 (a “Proceeding”) shall be brought only in the courts of the State of New York sitting in the County of New York or the United States District Court for the Southern District of New York and the appellate courts having jurisdiction of appeals in such courts. In that context, each of the parties irrevocably and unconditionally: (a) submits for itself/himself in any such Proceeding, or for recognition and enforcement of any judgment in respect thereof, to the exclusive jurisdiction of the courts of the State of New York sitting in the County of New York, the court of the United States of America for the Southern District of New York, and appellate courts having jurisdiction of appeals from any of the foregoing, and agrees that all claims in respect of any such Proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court; (b) consents that any such Proceeding may and shall be brought in such courts and waives any objection that it/he may now or thereafter have to the venue or jurisdiction of any such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same; (c) waives all right to trial by jury in any Proceeding (whether based on contract, tort or otherwise) arising out of or relating to this Agreement, or its/his performance under or the enforcement of this Agreement; (d) agrees that service of process in any such Proceeding may be effected by mailing a copy of such process by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its/his address as provided in Section 15; and (e) agrees that nothing in this Agreement shall affect the right to effect service of process in any other manner permitted by the laws of the State of New York. The provisions of Section 10 that are intended to survive the Employment Term shall remain in full force and effect for their respective periods of duration; it being understood that the provisions of Section 10(d) shall be perpetual.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

MARTHA STEWART LIVING OMNIMEDIA, INC.

By:	/s/ Lisa Gersh
Name:	Lisa Gersh
Title:	President

/s/ Daniel Taitz
Daniel M. Taitz

Exhibit A

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

NOTICE OF STOCK OPTION GRANT

Optionee:

Daniel M. Taitz (“you” or “Executive”)

You have been granted an option (the “Option”) to purchase Common Stock of Martha Stewart Living Omnimedia, Inc. (the “Company”), as follows:

Date of Grant:	August 22, 2011

Exercise Price Per Share:

Total Number of Shares:	100,000

Total Exercise Price:

Type of Option:	Incentive Stock Option

x Nonstatutory Stock Option

Expiration Date:	August 21, 2021

Vesting Schedule:	So long as your Service continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule:

33,334 of the Shares subject to this Option shall vest on August 22, 2013;

33,333 of the Shares subject to this Option shall vest on August 22, 2014; and

33,333 of the Shares subject to this Option shall vest on August 22, 2015.

Notwithstanding the foregoing, (i) if your employment is terminated by the Company without Cause (as defined below) or by you for Good Reason (as defined below), in either case on or after August 22, 2012 and prior to the occurrence of a Change in Control (as defined below), the

Shares subject to this Option that would otherwise have vested within twelve months of the Date of Termination (as defined below) had you remained in employment through such date shall immediately vest and become immediately exercisable, and (ii) if your employment is terminated by the Company without Cause or by you for Good Reason, in either case after the occurrence of a Change in Control, the Shares subject to this Option that would otherwise have vested within twenty-four months of the Date of Termination had you remained in employment through such date shall immediately vest and become immediately exercisable.

For purposes of this Option, “Cause” shall mean that the Company has made a good faith determination that any of the following has occurred:

(1) the continued failure by the Executive to substantially perform his material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which the Executive may rectify such failure in the future; provided, that in the case of conduct above which is capable of being cured, the Executive shall have a period of thirty (30) days after the Executive is provided with written notice thereof in which to cure;

(2) the Executive has engaged in misconduct that has resulted in material damage to the Company’s business or reputation;

(3) the Executive’s conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;

(4) the Executive has engaged in fraud against the Company or misappropriated Company property (other than incidental property); or

(5) the Executive has materially breached his employment agreement (“Employment Agreement”) with the Company dated August 22, 2011 (the “Effective Date”); provided, that in the case of a material breach which is capable of being cured, the Executive shall have a period of thirty (30) days after the Executive is provided with written notice thereof in which to cure.

For purposes of this Option, “Good Reason” shall mean the occurrence, without the Executive’s express prior written consent, of any one or more of the following:

(1) a material diminution by the Company in the Executive’s overall authority, duties and responsibilities; provided that (x) this provision shall not include a diminution in authority, duties and responsibilities solely by virtue of the Company becoming private or being acquired and made part of a larger entity, and (y) for the avoidance of doubt, removal of any of the specific duties or responsibilities set forth in Section 2 above (e.g. removal of responsibility for the area of technology) shall not in itself constitute a material diminution in the Executive’s overall authority, duties and responsibilities (however, for the avoidance of doubt, such removal may be taken into account with other factors in order to determine whether there has been a material diminution in the Executive’s overall authority, duties and responsibilities);

(2) a material breach of the Employment Agreement by the Company;

(3) a material change to the reporting structure set forth in Section 2(a) of the Employment Agreement;

(4) the Company’s requiring the Executive to be based at a location in excess of 35 miles from the location of the Executive’s principal job location or office specified in Section 2(b), except for required travel on the Company’s business to an extent substantially consistent with the Executive’s position; or

(5) a material reduction by the Company of the Executive’s Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time;

provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.

For purposes of this Option, a “Change in Control” shall mean:

(1) any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;

(2) all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;

(3) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or

(4) the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (4) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.

For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.

For purposes of this Option, “Date of Termination” shall mean:

(1) if your employment is terminated by the Company without Cause, the date on which a notice indicating the specific termination provisions in the Employment

Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under that provision (“Notice of Termination”) is given or any later date set forth in such Notice of Termination, and

(2) if your employment is terminated by you for Good Reason, 30 days after the date of the Company’s receipt of written notice from you of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).

Except as otherwise provided above, in the event of the termination of your Service for any reason, all unvested Options shall be immediately forfeited without consideration.

Except as otherwise provided above, no Shares subject to this Option shall vest or become exercisable upon a Change in Control (as such term is defined in the Plan, the Employment Agreement, or otherwise).

Termination Period:	You may exercise this Option for 3 months after termination of your Service except as set forth in Section 4 of the Stock Option Agreement and in no event may you exercise this Option after the Expiration Date. You are responsible for keeping track of these exercise periods following a termination of your Service for any reason. The Company will not provide further notice of such periods.

Unless otherwise defined in this Notice of Stock Option Grant, the terms used herein shall have the meanings assigned to them in the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”).

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, all of which are attached to, and made a part of, this document.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide Service over time, that this Option is not being granted to you as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate) prior to your Date of Grant, and that nothing in this Notice of Stock Option Grant or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate that relationship at any time, for any reason, with or without cause.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

OPTIONEE:	MARTHA STEWART LIVING OMNIMEDIA, INC.

By:
Signature

Title:
Print Name

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Stock Option Agreement (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s Omnibus Stock and Option Compensation Plan (the “Plan”), which is incorporated in this Stock Option Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option. Notwithstanding the foregoing, even if designated as an Incentive Stock Option, if the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance with applicable law.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule, Termination Period and Expiration Date set forth in the Notice, Section 4 below and with the applicable provisions of the Plan. This Option may not be exercised for a fraction of a share.

(b) Method of Exercise.

(i) This Option shall be exercisable by execution and delivery of the Notice of Exercise attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(ii) As a condition to the exercise of this Option and as further set forth in Section 13 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax or withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(iii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with all applicable laws, rules and regulations, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the Company’s stockholders, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, rules or regulations, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.

(iv) Subject to compliance with all applicable laws, rules and regulations, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash, (b) check, (c) Cashless Exercise, or (d) surrender of previously owned Shares.

4. Termination of Relationship. Following the date of termination of Optionee’s Service for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 4. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event may this Option be exercised after the Expiration Date set forth in the Notice. In the event of termination of Optionee’s Service other than as a result of Optionee’s Disability, death or for Cause, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice. In the event of any other termination, Optionee may exercise this Option only as described below:

(a) Termination upon Disability of Optionee. In the event of termination of Optionee’s Service as a result of Optionee’s Disability, Optionee may, but only within 12 months from the Termination Date, exercise this Option to the extent Optionee is vested in the Option Shares.

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(b) Death of Optionee. In the event of the death of Optionee while in Service or within 3 months following the termination of Optionee’s Service, this Option may be exercised at any time within 12 months following the date of death by any beneficiary properly designated by the Optionee or, if no such beneficiary exists, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in the Option Shares.

(c) Termination for Cause. In the event Optionee’s Service is terminated for Cause, this Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.

5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

6. Authorization to Release Necessary Personal Information.

(a) Optionee hereby authorizes and directs Optionee’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the facts and conditions of Optionee’s participation in the Plan (including, but not limited to, Optionee’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Option under the Plan or with whom shares acquired pursuant to this Option or cash from the sale of shares underlying this Option may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee’s residence. Furthermore, Optionee acknowledges and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for Optionee’s participation in the Plan.

(b) Optionee may at any time withdraw the consents herein by contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from this Option, and Optionee’s ability to participate in the Plan.

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7. No Entitlement or Claims for Compensation.

(a) Optionee’s rights, if any, in respect of or in connection with this Option or any other Award is derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary Award. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to Optionee. This Option is not intended to be compensation of a continuing or recurring nature, or part of Optionee’s normal or expected compensation, and in no way represents any portion of a Optionee’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate Optionee’s Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and Optionee shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Option or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) Optionee acknowledges that he or she is voluntarily participating in the Plan.

(d) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If Optionee exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

8. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

9. Translation. If this Agreement or any other document related to the Plan is translated into a language other then English and if the translated version is different from the English version, the English version will take precedence.

10. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby

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agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

11. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed or, if permitted by the Company, electronically accepted, by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to Optionee at the address maintained for Optionee in the Company’s records.

(e) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.

(f) Section 409A. The intent of the parties is that the Options under this Agreement are exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A) and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.

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EXHIBIT A

NOTICE OF EXERCISE

To:	Martha Stewart Living Omnimedia, Inc.
Attn:	Administrator of the Omnibus Stock and Option Compensation Plan
Subject:	Notice of Intention to Exercise Stock Option

This Notice of Exercise constitutes official notice that the undersigned intends to exercise Optionee’s option to purchase                 shares of Martha Stewart Living Omnimedia, Inc. Common Stock, under and pursuant to the Company’s Omnibus Stock and Option Compensation Plan (the “Plan”) and the Notice of Stock Option Grant and Stock Option Agreement (the “Agreement”) dated                     , as follows:

Number of Shares:

Exercise Price per Share:

Total Exercise Price:

Method of Payment of Exercise Price:

The shares should be registered in the name (s) of:

and

.[1]

By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to purchase the shares pursuant to the Plan and the Agreement is enclosed.2

Dated:

(Signature)	(Signature)[3]

(Please Print Name)	(Please Print Name)

(Full Address)	(Full Address)

[1]	If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.
[2]	Applicable if someone other than the Optionee (e.g., a death beneficiary) is exercising the stock option.
[3]	Each person in whose name shares are to be registered must sign this Notice of Exercise.

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Exhibit B

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

NOTICE OF STOCK OPTION GRANT

Optionee:

Daniel M. Taitz

You have been granted an option (the “Option”) to purchase Common Stock of Martha Stewart Living Omnimedia, Inc. (the “Company”), as follows:

Date of Grant:	August 22, 2011

Exercise Price Per Share:	As to the Shares subject to this Option that vest on Milestone 6 (as defined below), $6.00; as to the Shares subject to this Option that vest on Milestone 8 (as defined below), $8.00; as to the Shares subject to this Option that vest on Milestone 10 (as defined below), $10.00; and as to the Shares subject to this Option that vest on Milestone 12 (as defined below), $12.00

Total Number of Shares:	200,000

Total Exercise Price:	As to the Shares subject to this Option that vest on Milestone 6 (as defined below), $300,000; as to the Shares subject to this Option that vest on Milestone 8 (as defined below), $400,000; as to the Shares subject to this Option that vest on Milestone 10 (as defined below), $500,000; and as to the Shares subject to this Option that vest on Milestone 12 (as defined below), $600,000

Type of Option:	Incentive Stock Option

x Nonstatutory Stock Option

Expiration Date:	August 21, 2021

Vesting Schedule:	So long as your Service continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule:

(i) 50,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the period beginning on August 22, 2011 and ending on August 22, 2014 (the “Performance Period”) has been at least equal to six (6) dollars (the “Milestone 6”);

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(ii) 50,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to eight (8) dollars (the “Milestone 8”);

(iii) 50,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to ten (10) dollars (the “Milestone 10”); and

(iv) 50,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to twelve (12) dollars (the “Milestone 12”).

If some or all of the Shares subject to this Option referred to in sections (i), (ii), (iii), and (iv) above do not vest in accordance with such sections, all of such Shares subject to this Option that do not vest as of August 22, 2014 shall be immediately forfeited and terminate without consideration.

In the event of the termination of your Service for any reason, all unvested Options shall be immediately forfeited without consideration.

No Shares subject to this Option shall vest or become exercisable upon a Change in Control (as such term is defined in the Plan or otherwise).

Termination Period:	You may exercise this Option for 3 months after termination of your Service except as set forth in Section 4 of the Stock Option Agreement and in no event may you exercise this Option after the Expiration Date. You are responsible for keeping track of these exercise periods following a termination of your Service for any reason. The Company will not provide further notice of such periods.

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Unless otherwise defined in this Notice of Stock Option Grant, the terms used herein shall have the meanings assigned to them in the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”).

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, all of which are attached to, and made a part of, this document.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide Service over time, that this Option is not being granted to you as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate) prior to your Date of Grant, and that nothing in this Notice of Stock Option Grant or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate that relationship at any time, for any reason, with or without cause.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

OPTIONEE:	MARTHA STEWART LIVING OMNIMEDIA, INC.

By:
Signature

Title:
Print Name

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MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Stock Option Agreement (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s Omnibus Stock and Option Compensation Plan (the “Plan”), which is incorporated in this Stock Option Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option. Notwithstanding the foregoing, even if designated as an Incentive Stock Option, if the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance with applicable law.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule, Termination Period and Expiration Date set forth in the Notice, Section 4 below and with the applicable provisions of the Plan. This Option may not be exercised for a fraction of a share.

(b) Method of Exercise.

(v) This Option shall be exercisable by execution and delivery of the Notice of Exercise attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(vi) As a condition to the exercise of this Option and as further set forth in Section 13 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax or withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(vii) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with all applicable laws, rules and regulations, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the Company’s stockholders, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, rules or regulations, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.

(viii) Subject to compliance with all applicable laws, rules and regulations, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash, (b) check, (c) Cashless Exercise, or (d) surrender of previously owned Shares.

4. Termination of Relationship. Following the date of termination of Optionee’s Service for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 4. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event may this Option be exercised after the Expiration Date set forth in the Notice. In the event of termination of Optionee’s Service other than as a result of Optionee’s Disability, death or for Cause, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice. In the event of any other termination, Optionee may exercise this Option only as described below:

(a) Termination upon Disability of Optionee. In the event of termination of Optionee’s Service as a result of Optionee’s Disability, Optionee may, but only within 12 months from the Termination Date, exercise this Option to the extent Optionee is vested in the Option Shares.

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(b) Death of Optionee. In the event of the death of Optionee while in Service or within 3 months following the termination of Optionee’s Service, this Option may be exercised at any time within 12 months following the date of death by any beneficiary properly designated by the Optionee or, if no such beneficiary exists, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in the Option Shares.

(c) Termination for Cause. In the event Optionee’s Service is terminated for Cause, this Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.

5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

6. Authorization to Release Necessary Personal Information.

(a) Optionee hereby authorizes and directs Optionee’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the facts and conditions of Optionee’s participation in the Plan (including, but not limited to, Optionee’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Option under the Plan or with whom shares acquired pursuant to this Option or cash from the sale of shares underlying this Option may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee’s residence. Furthermore, Optionee acknowledges and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for Optionee’s participation in the Plan.

(b) Optionee may at any time withdraw the consents herein by contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from this Option, and Optionee’s ability to participate in the Plan.

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7. No Entitlement or Claims for Compensation.

(a) Optionee’s rights, if any, in respect of or in connection with this Option or any other Award is derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary Award. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to Optionee. This Option is not intended to be compensation of a continuing or recurring nature, or part of Optionee’s normal or expected compensation, and in no way represents any portion of a Optionee’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate Optionee’s Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and Optionee shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Option or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) Optionee acknowledges that he or she is voluntarily participating in the Plan.

(d) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If Optionee exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

8. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

9. Translation. If this Agreement or any other document related to the Plan is translated into a language other then English and if the translated version is different from the English version, the English version will take precedence.

10. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby

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agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

11. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed or, if permitted by the Company, electronically accepted, by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to Optionee at the address maintained for Optionee in the Company’s records.

(e) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.

(f) Section 409A. The intent of the parties is that the Options under this Agreement are exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A) and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.

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EXHIBIT A

NOTICE OF EXERCISE

To:	Martha Stewart Living Omnimedia, Inc.
Attn:	Administrator of the Omnibus Stock and Option Compensation Plan
Subject:	Notice of Intention to Exercise Stock Option

This Notice of Exercise constitutes official notice that the undersigned intends to exercise Optionee’s option to purchase             shares of Martha Stewart Living Omnimedia, Inc. Common Stock, under and pursuant to the Company’s Omnibus Stock and Option Compensation Plan (the “Plan”) and the Notice of Stock Option Grant and Stock Option Agreement (the “Agreement”) dated             , as follows:

Number of Shares:

Exercise Price per Share:

Total Exercise Price:

Method of Payment of Exercise Price:

The shares should be registered in the name (s) of:

and

.[4]

By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to purchase the shares pursuant to the Plan and the Agreement is enclosed.5

Dated:

(Signature)	(Signature)[6]

(Please Print Name)	(Please Print Name)

(Full Address)	(Full Address)

[4]	If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.
[5]	Applicable if someone other than the Optionee (e.g., a death beneficiary) is exercising the stock option.
[6]	Each person in whose name shares are to be registered must sign this Notice of Exercise.

Exhibit C

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

RESTRICTED STOCK UNIT AGREEMENT

This Restricted Stock Unit Agreement (the “Agreement”) is made and entered into as of August 22, 2011 by and between Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), and Daniel M. Taitz (“you” or “Executive”) pursuant to the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”). To the extent any capitalized terms used in this Agreement are not defined, they shall have the meaning ascribed to them in the Plan, which is attached to, and made a part of, this Agreement. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of this Agreement, the Plan terms and provisions shall prevail.

In consideration of the mutual agreements herein contained and intending to be legally bound hereby, the parties agree as follows:

1. Restricted Stock Units. Pursuant to the Plan, the Company hereby grants to you, and you hereby accept from the Company, 50,000 stock units, each of which is a bookkeeping entry representing the equivalent in value of one (1) Share (the “Restricted Stock Units”), on the terms and conditions set forth herein and in the Plan.

2. Vesting of Restricted Stock Units.

(a) So long as your Service continues, the Restricted Stock Units shall vest in accordance with the following schedule (each date specified being a “Vesting Date”):

•	16,667 Restricted Stock Units shall vest on August 22, 2013;

•	16,667 Restricted Stock Units shall vest on August 22, 2014; and

•	16,666 Restricted Stock Units shall vest on August 22, 2015.

(b) Notwithstanding the foregoing, (i) if your employment is terminated by the Company without Cause (as defined below) or by you for Good Reason (as defined below), in either case on or after August 22, 2012 and prior to the occurrence of a Change in Control (as defined below), the Restricted Stock Units that would otherwise have vested within twelve months of the Date of Termination (as defined below) had you remained in employment through such date shall immediately vest on the date of your “separation from service” as defined in Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”), and (ii) if your employment is terminated by the Company without Cause or by you for Good Reason, in either case after the occurrence of a Change in Control, the Restricted Stock Units that would otherwise have vested within twenty-four months of the Date of Termination had you remained in employment through such date shall immediately vest on the date of your “separation from service” as defined in Section 409A.

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(c) For purposes of this Agreement, “Cause” shall mean that the Company has made a good faith determination that any of the following has occurred:

(i) the continued failure by the Executive to substantially perform his material duties to the Company (other than due to mental or physical disability) after written notice specifying such failure and the manner in which the Executive may rectify such failure in the future; provided, that in the case of conduct above which is capable of being cured, the Executive shall have a period of thirty (30) days after the Executive is provided with written notice thereof in which to cure;

(ii) the Executive has engaged in misconduct that has resulted in material damage to the Company’s business or reputation;

(iii) the Executive’s conviction of, or entry of a plea of guilty or nolo contendere with respect to, (A) a crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct, or (B) a felony crime;

(iv) the Executive has engaged in fraud against the Company or misappropriated Company property (other than incidental property); or

(v) the Executive has materially breached his employment agreement (“Employment Agreement”) with the Company dated August 22, 2011 (the “Effective Date”); provided, that in the case of a material breach which is capable of being cured, the Executive shall have a period of thirty (30) days after the Executive is provided with written notice thereof in which to cure.

(d) For purposes of this Agreement, “Good Reason” shall mean the occurrence, without the Executive’s express prior written consent, of any one or more of the following:

(i) a material diminution by the Company in the Executive’s overall authority, duties and responsibilities; provided that (x) this provision shall not include a diminution in authority, duties and responsibilities solely by virtue of the Company becoming private or being acquired and made part of a larger entity, and (y) for the avoidance of doubt, removal of any of the specific duties or responsibilities set forth in Section 2 above (e.g. removal of responsibility for the area of technology) shall not in itself constitute a material diminution in the Executive’s overall authority, duties and responsibilities (however, for the avoidance of doubt, such removal may be taken into account with other factors in order to determine whether there has been a material diminution in the Executive’s overall authority, duties and responsibilities);

(ii) a material breach of the Employment Agreement by the Company;

(iii) a material change to the reporting structure set forth in Section 2(a) of the Employment Agreement;

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(iv) the Company’s requiring the Executive to be based at a location in excess of 35 miles from the location of the Executive’s principal job location or office specified in Section 2(b), except for required travel on the Company’s business to an extent substantially consistent with the Executive’s position; or

(v) a material reduction by the Company of the Executive’s Base Salary or performance-based target bonus percentage, as the same shall be increased from time to time;

provided that the foregoing events shall constitute Good Reason only if the Company fails to cure such event within 30 days after receipt from Executive of written notice of the event which constitutes Good Reason; and provided, further, that “Good Reason” shall cease to exist for an event on the 30th day following its occurrence unless the Executive has given the Company written notice thereof prior to such date.

(e) For purposes of this Agreement, a “Change in Control” shall mean:

(i) any “person” (as such term is used in Sections 3(a)(9) and 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) or “group” (as such term is used in Section 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is used in Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the Voting Stock of the Company; provided that this clause (1) shall not apply with respect to a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date;

(ii) all or substantially all of the assets or business of the Company are disposed of pursuant to a merger, consolidation or other transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (2) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or succeeding to all or substantially all of the assets or business of the Company or the ultimate parent company of such surviving or successor company if such surviving or successor company is a subsidiary of another entity;

(iii) the Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets if such plan of liquidation will result in the winding-up of the business of the Company; or

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(iv) the consummation of any merger, consolidation or other similar corporate transaction unless, immediately after such transaction, the stockholders of the Company immediately prior to the transaction own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of the Company prior to such transaction more than 50% of the Voting Stock of the company surviving such transaction or its ultimate parent company if such surviving company is a subsidiary of another entity (there being excluded from the number of shares held by such stockholders, but not from the Voting Stock of the combined company, any shares received by affiliates of such other company in exchange for stock of such other company); provided that this clause (iv) shall not apply if, immediately after such transaction, a stockholder of the Company who beneficially owns more than 50% of the Voting Stock of the Company on the Effective Date owns, directly or indirectly, more than 50% of the Voting Stock of the company surviving such transaction or the ultimate parent company of such surviving or successor company if such surviving company is a subsidiary of another entity.

For purposes of this definition, “the Company” shall include any entity that succeeds to all or substantially all of the business of the Company; “Voting Stock” shall mean securities of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation; and references to ownership of “more than 50% of the Voting Stock” shall mean the ownership of shares of Voting Stock that represent the right to exercise more than 50% of the votes entitled to be cast in the election of directors of a corporation.

(f) For purposes of this Agreement, “Date of Termination” shall mean:

(i) if your employment is terminated by the Company without Cause, the date on which a notice indicating the specific termination provisions in the Employment Agreement relied upon and setting forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under that provision (“Notice of Termination”) is given or any later date set forth in such Notice of Termination, and

(ii) if your employment is terminated by you for Good Reason, 30 days after the date of the Company’s receipt of written notice from you of the event which constitutes Good Reason (unless the Company has cured such event within such 30 day period).

(g) Except as otherwise provided above, no Restricted Stock Units shall vest or become exercisable upon a Change in Control (as such term is defined in the Plan, the Employment Agreement, or otherwise).

(h) Payments, if any, shall be made as soon as practicable after the applicable Vesting Date, but in any event no later than 30 days following the Vesting Date.

3. Termination of Service. Except as set forth in Section 2 above, in the event of the termination of your Service for any reason, all unvested Restricted Stock Units shall be immediately forfeited without consideration.

4. Settlement of Restricted Stock Units. Restricted Stock Units shall be settled in Shares, provided that the Company shall have no obligation to issue Shares pursuant to this Agreement unless and until such issuance otherwise complies with all applicable law. Prior to the time the Restricted Stock Units are settled, you will have no rights other than those of a general creditor of the Company. Restricted Stock Units represent an unfunded and unsecured obligation of the Company.

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5. Withholding Taxes. You agree to make arrangements satisfactory to the Company for the satisfaction of any applicable tax obligations that arise in connection with the Restricted Stock Units which, at the sole discretion of the Committee, may include (i) having the Company withhold Shares from the settlement of the Restricted Stock Units, or (ii) any other arrangement approved by the Company, in either case, equal in value to the amount necessary to satisfy any such tax obligations. Absent any arrangements to the contrary, the Company may withhold Shares from the settlement of the Restricted Stock Units to satisfy the applicable tax withholding obligations hereunder.

6. Tax Advice. You represent, warrant and acknowledge that the Company has made no warranties or representations to you with respect to the income tax consequences of the transactions contemplated by this Agreement, and you are in no manner relying on the Company or the Company’s representatives for an assessment of such tax consequences. YOU UNDERSTAND THAT THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. YOU SHOULD CONSULT YOUR OWN TAX ADVISOR REGARDING ANY RESTRICTED STOCK UNITS. NOTHING STATED HEREIN IS INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING TAXPAYER PENALTIES.

7. Non-Transferability of Restricted Stock Units. The Restricted Stock Units shall not be transferable other than by will or the laws of descent and distribution. The designation of a beneficiary or entry into a will or similar arrangement does not constitute a transfer. The terms of this Agreement shall be binding upon your executors, administrators, heirs, successors and assigns.

8. Restriction on Transfer. Regardless of whether the transfer or issuance of the Shares to be issued pursuant to the Restricted Stock Units have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company may impose additional restrictions upon the sale, pledge, or other transfer of the Shares (including the placement of appropriate legends on stock certificates, if any, and the issuance of stop-transfer instructions to the Company’s transfer agent) if, in the judgment of the Company and the Company’s counsel, such restrictions are necessary in order to achieve compliance with the provisions of the Securities Act, the securities laws of any state, or any other law.

9. Stock Certificate Restrictive Legends. Stock certificates evidencing the Shares issued pursuant to the Restricted Stock Units, if any, may bear such restrictive legends as the Company and the Company’s counsel deem necessary under applicable law or pursuant to this Agreement.

10. Representations, Warranties, Covenants, and Acknowledgments. You hereby agree that in the event the Company and the Company’s counsel deem it necessary or advisable in the exercise of their discretion, the transfer or issuance of the Shares issued pursuant to the Restricted Stock Units may be conditioned upon you making certain representations, warranties, and acknowledgments relating to compliance with applicable securities laws.

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11. Voting and Other Rights. Subject to the terms of this Agreement, you shall not have any voting rights or any other rights and privileges of a stockholder of the Company unless and until the Restricted Stock Units are settled.

12. Authorization to Release Necessary Personal Information. You hereby authorize and direct your employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding your employment, the nature and amount of your compensation and the facts and conditions of your participation in the Plan (including, but not limited to, your name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing your participation in the Plan. You understand that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Restricted Stock Unit under the Plan or with whom shares acquired pursuant to this Restricted Stock Unit or cash from the sale of such shares may be deposited. You acknowledge that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of your residence. Furthermore, you acknowledge and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for your participation in the Plan. You may at any time withdraw the consents herein by contacting your local human resources representative in writing. You further acknowledge that withdrawal of consent may affect your ability to realize benefits from this Restricted Stock Unit, and your ability to participate in the Plan.

13. No Entitlement or Claims for Compensation.

(a) Your rights, if any, in respect of or in connection with this Restricted Stock Unit or any other Award is derived solely from the discretionary decision of the Company to permit you to participate in the Plan and to benefit from a discretionary Award. By accepting this Restricted Stock Unit, you expressly acknowledge that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to you. This Restricted Stock Unit is not intended to be compensation of a continuing or recurring nature, or part of your normal or expected compensation, and in no way represents any portion of a your salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor this Restricted Stock Unit or any other Award granted under the Plan shall be deemed to give you a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate your Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and you shall be

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deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Restricted Stock Unit or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

14. Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to you at the address maintained for you in the Company’s records.

15. Entire Agreement; Enforcement of Rights. This Agreement, together with the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

16. Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

17. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

18. Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of you under this Agreement may not be assigned without the prior written consent of the Company.

19. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to this Restricted Stock Unit under the Plan and participation in the Plan or future Awards that may be granted under the Plan by electronic means or to request your consent to participate in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

20. Language. If you have received this Agreement or any other document related to the Plan translated into a language other than English and if the translated version is different than the English version, the English version will control.

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21. Acceptance of Agreement. You must expressly accept the terms and conditions of your Restricted Stock Unit as set forth in this Agreement by signing and returning this Agreement to the Company within 90 days after the Company sends this Agreement to you. If you do not accept your Restricted Stock Unit in the manner instructed by the Company, your Restricted Stock Unit will be subject to cancellation.

22. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

23. Section 409A.

(a) The intent of the parties is that the Restricted Stock Units and payments under this Agreement either comply with or are exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A”) and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.

(b) If you are deemed on the date of your “separation from service” with the Company to be a “specified employee,” each within the meaning of Section 409A(a)(2)(B) of the Code, then with regard to any payment under this Agreement that is considered “deferred compensation” under Section 409A the timing of which depends on your separation from service, such payment shall not be made prior to the earlier of (i) the expiration of the six-month period measured from the date of your separation from service, or (ii) the date of your death, if and to the extent such six-month delay is required to comply with Section 409A(a)(2)(B). In such event, on or promptly after the first business day following the six-month delay period, all payments delayed pursuant to this Section 23 shall be paid or reimbursed to you in a lump sum, and any remaining payments due under this Agreement shall be paid or provided in accordance with the normal payment dates specified for them herein.

(c) Each separate payment hereunder shall be treated as a separate payment to the maximum extent permissible under Section 409A.

*        *        *         *

(Signature Page Follows)

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this      day of         , 201  .

MARTHA STEWART LIVING OMNIMEDIA, INC.

By:
(Signature)

Name:

Title:

RECIPIENT:

By:
(Signature)

Address:

Telephone Number:

E-mail Address:

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Exhibit D

MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

NOTICE OF STOCK OPTION GRANT

Optionee:

Daniel M. Taitz

You have been granted an option (the “Option”) to purchase Common Stock of Martha Stewart Living Omnimedia, Inc. (the “Company”), as follows:

Date of Grant:	August 22, 2011

Exercise Price Per Share:	As to the Shares subject to this Option that vest on Milestone 6 (as defined below), $6.00; as to the Shares subject to this Option that vest on Milestone 8 (as defined below), $8.00; as to the Shares subject to this Option that vest on Milestone 10 (as defined below), $10.00; and as to the Shares subject to this Option that vest on Milestone 12 (as defined below), $12.00

Total Number of Shares:	200,000

Total Exercise Price:	As to the Shares subject to this Option that vest on Milestone 6 (as defined below), $300,000; as to the Shares subject to this Option that vest on Milestone 8 (as defined below), $400,000; as to the Shares subject to this Option that vest on Milestone 10 (as defined below), $500,000; and as to the Shares subject to this Option that vest on Milestone 12 (as defined below), $600,000

Type of Option:	Incentive Stock Option

x Nonstatutory Stock Option

Expiration Date:	August 21, 2021

Vesting Schedule:	So long as your Service continues, the Shares underlying this Option shall vest and become exercisable in accordance with the following schedule:

(i) 50,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the period beginning on August 22, 2011 and ending on August 22, 2014 (the “Performance Period”) has been at least equal to six (6) dollars (the “Milestone 6”);

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(ii) 50,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to eight (8) dollars (the “Milestone 8”);

(iii) 50,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to ten (10) dollars (the “Milestone 10”); and

(iv) 50,000 of the Shares subject to this Option shall vest at such time as the trailing average closing price of the Common Stock of the Company during any thirty (30) consecutive days during the Performance Period has been at least equal to twelve (12) dollars (the “Milestone 12”).

If some or all of the Shares subject to this Option referred to in sections (i), (ii), (iii), and (iv) above do not vest in accordance with such sections, all of such Shares subject to this Option that do not vest as of August 22, 2014 shall be immediately forfeited and terminate without consideration.

In the event of the termination of your Service for any reason, all unvested Options shall be immediately forfeited without consideration.

No Shares subject to this Option shall vest or become exercisable upon a Change in Control (as such term is defined in the Plan or otherwise).

Termination Period:	You may exercise this Option for 3 months after termination of your Service except as set forth in Section 4 of the Stock Option Agreement and in no event may you exercise this Option after the Expiration Date. You are responsible for keeping track of these exercise periods following a termination of your Service for any reason.

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The Company will not provide further notice of such periods.

Unless otherwise defined in this Notice of Stock Option Grant, the terms used herein shall have the meanings assigned to them in the Martha Stewart Living Omnimedia, Inc. Omnibus Stock and Option Compensation Plan (the “Plan”).

By your signature and the signature of the Company’s representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and the Stock Option Agreement, all of which are attached to, and made a part of, this document.

In addition, you agree and acknowledge that your rights to any Shares underlying this Option will be earned only as you provide Service over time, that this Option is not being granted to you as consideration for services you rendered to the Company (or any Parent, Subsidiary, or Affiliate) prior to your Date of Grant, and that nothing in this Notice of Stock Option Grant or the attached documents confers upon you any right to continue your employment or consulting relationship with the Company (or any Parent, Subsidiary, or Affiliate) for any period of time, nor does it interfere in any way with your right or the Company’s (or any Parent’s, Subsidiary’s, or Affiliate’s) right to terminate that relationship at any time, for any reason, with or without cause.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

OPTIONEE:	MARTHA STEWART LIVING OMNIMEDIA, INC.

By:
Signature

Title:
Print Name

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MARTHA STEWART LIVING OMNIMEDIA, INC.

OMNIBUS STOCK AND OPTION COMPENSATION PLAN

STOCK OPTION AGREEMENT

1. Grant of Option. Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the “Company”), hereby grants to the Optionee named in the Notice of Stock Option Grant attached to this Stock Option Agreement (the “Optionee”), an option (the “Option”) to purchase the total number of shares of Common Stock (the “Shares”) set forth in the Notice of Stock Option Grant (the “Notice”), at the exercise price per Share set forth in the Notice (the “Exercise Price”) subject to the terms, definitions and provisions of the Company’s Omnibus Stock and Option Compensation Plan (the “Plan”), which is incorporated in this Stock Option Agreement (the “Agreement”) by reference. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

This Option is intended to be an Incentive Stock Option as defined in Section 422 of the Code only to the extent so designated in the Notice, and to the extent it is not so designated or to the extent this Option does not qualify as an Incentive Stock Option, it is intended to be a Nonstatutory Stock Option. Notwithstanding the foregoing, even if designated as an Incentive Stock Option, if the Shares subject to this Option (and all other incentive stock options granted to Optionee by the Company or any Parent or Subsidiary, including under other plans of the Company) that first become exercisable in any calendar year have an aggregate fair market value (determined for each Share as of the date of grant of the option covering such Share) in excess of $100,000, the Shares in excess of $100,000 shall be treated as subject to a Nonstatutory Stock Option in accordance with applicable law.

2. Exercise of Option.

(a) Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule, Termination Period and Expiration Date set forth in the Notice, Section 4 below and with the applicable provisions of the Plan. This Option may not be exercised for a fraction of a share.

(b) Method of Exercise.

(ix) This Option shall be exercisable by execution and delivery of the Notice of Exercise attached hereto as Exhibit A or of any other form of written notice approved for such purpose by the Company which shall state Optionee’s election to exercise this Option, the number of Shares in respect of which this Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Optionee and shall be delivered to the Company by such means as are determined by the Committee in its discretion to constitute adequate delivery. The written notice shall be accompanied by payment of the aggregate Exercise Price for the purchased Shares.

(x) As a condition to the exercise of this Option and as further set forth in Section 13 of the Plan, Optionee agrees to make adequate provision for federal, state or other tax or withholding obligations, if any, which arise upon the grant, vesting or exercise of this Option, or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

(xi) The Company is not obligated, and will have no liability for failure, to issue or deliver any Shares upon exercise of this Option unless such issuance or delivery would comply with all applicable laws, rules and regulations, with such compliance determined by the Company in consultation with its legal counsel. This Option may not be exercised until such time as the Plan has been approved by the Company’s stockholders, or if the issuance of such Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable laws, rules or regulations, including any applicable U.S. federal or state securities laws or any other law or regulation, including any rule under Part 221 of Title 12 of the Code of Federal Regulations as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by applicable laws, rules or regulations. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Optionee on the date on which this Option is exercised with respect to such Shares.

(xii) Subject to compliance with all applicable laws, rules and regulations, this Option shall be deemed to be exercised upon receipt by the Company of the appropriate written notice of exercise accompanied by the Exercise Price and the satisfaction of any applicable withholding obligations.

3. Method of Payment. Payment of the Exercise Price shall be by any of the following, or a combination of the following, at the election of Optionee: (a) cash, (b) check, (c) Cashless Exercise, or (d) surrender of previously owned Shares.

4. Termination of Relationship. Following the date of termination of Optionee’s Service for any reason (the “Termination Date”), Optionee may exercise this Option only as set forth in the Notice and this Section 4. If Optionee does not exercise this Option within the Termination Period set forth in the Notice or the termination periods set forth below, this Option shall terminate in its entirety. In no event may this Option be exercised after the Expiration Date set forth in the Notice. In the event of termination of Optionee’s Service other than as a result of Optionee’s Disability, death or for Cause, Optionee may, to the extent Optionee is vested in the Option Shares at the Termination Date, exercise this Option during the Termination Period set forth in the Notice. In the event of any other termination, Optionee may exercise this Option only as described below:

(a) Termination upon Disability of Optionee. In the event of termination of Optionee’s Service as a result of Optionee’s Disability, Optionee may, but only within 12 months from the Termination Date, exercise this Option to the extent Optionee is vested in the Option Shares.

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(b) Death of Optionee. In the event of the death of Optionee while in Service or within 3 months following the termination of Optionee’s Service, this Option may be exercised at any time within 12 months following the date of death by any beneficiary properly designated by the Optionee or, if no such beneficiary exists, by the Optionee’s estate or by a person who acquired the right to exercise this Option by bequest or inheritance, but only to the extent Optionee is vested in the Option Shares.

(c) Termination for Cause. In the event Optionee’s Service is terminated for Cause, this Option shall terminate immediately upon such termination for Cause. In the event Optionee’s employment or consulting relationship with the Company is suspended pending investigation of whether such relationship shall be terminated for Cause, all Optionee’s rights under this Option, including the right to exercise this Option, shall be suspended during the investigation period.

5. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution. The designation of a beneficiary does not constitute a transfer. This Option may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee.

6. Authorization to Release Necessary Personal Information.

(a) Optionee hereby authorizes and directs Optionee’s employer to collect, use and transfer in electronic or other form, any personal information (the “Data”) regarding Optionee’s employment, the nature and amount of Optionee’s compensation and the facts and conditions of Optionee’s participation in the Plan (including, but not limited to, Optionee’s name, home address, telephone number, date of birth, social security number (or any other social or national identification number), salary, nationality, job title, number of shares held and the details of all Awards or any other entitlement to Shares awarded, cancelled, exercised, vested, unvested or outstanding) for the purpose of implementing, administering and managing Optionee’s participation in the Plan. Optionee understands that the Data may be transferred to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties assisting in the implementation, administration and management of the Plan, including any requisite transfer to a broker or other third party assisting with the administration of this Option under the Plan or with whom shares acquired pursuant to this Option or cash from the sale of shares underlying this Option may be deposited. Optionee acknowledges that recipients of the Data may be located in different countries, and those countries may have data privacy laws and protections different from those in the country of Optionee’s residence. Furthermore, Optionee acknowledges and understand that the transfer of the Data to the Company or any of its Parent, Subsidiaries, or Affiliates, or to any third parties is necessary for Optionee’s participation in the Plan.

(b) Optionee may at any time withdraw the consents herein by contacting Optionee’s local human resources representative in writing. Optionee further acknowledges that withdrawal of consent may affect Optionee’s ability to exercise or realize benefits from this Option, and Optionee’s ability to participate in the Plan.

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7. No Entitlement or Claims for Compensation.

(a) Optionee’s rights, if any, in respect of or in connection with this Option or any other Award is derived solely from the discretionary decision of the Company to permit Optionee to participate in the Plan and to benefit from a discretionary Award. By accepting this Option, Optionee expressly acknowledges that there is no obligation on the part of the Company to continue the Plan and/or grant any additional Awards to Optionee. This Option is not intended to be compensation of a continuing or recurring nature, or part of Optionee’s normal or expected compensation, and in no way represents any portion of a Optionee’s salary, compensation, or other remuneration for purposes of pension benefits, severance, redundancy, resignation or any other purpose.

(b) Neither the Plan nor this Option or any other Award granted under the Plan shall be deemed to give Optionee a right to become or remain an Employee, Consultant or director of the Company, a Parent, a Subsidiary, or an Affiliate. The Company and its Parents and Subsidiaries and Affiliates reserve the right to terminate Optionee’s Service at any time, with or without cause, and for any reason, subject to applicable laws, the Company’s Articles of Incorporation and Bylaws and a written employment agreement (if any), and Optionee shall be deemed irrevocably to have waived any claim to damages or specific performance for breach of contract or dismissal, compensation for loss of office, tort or otherwise with respect to the Plan, this Option or any outstanding Award that is forfeited and/or is terminated by its terms or to any future Award.

(c) Optionee acknowledges that he or she is voluntarily participating in the Plan.

(d) The future value of the underlying Shares is unknown and cannot be predicted with certainty. If the underlying Shares do not increase in value, the Option will have no value. If Optionee exercises the Option and obtains Shares, the value of the Shares acquired upon exercise may increase or decrease in value, even below the Exercise Price.

8. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to the Option granted under and participation in the Plan or future options that may be granted under the Plan by electronic means or to request Optionee’s consent to participate in the Plan by electronic means. Optionee hereby consents to receive such documents by electronic delivery and, if requested, to agree to participate in the Plan through an on-line or electronic system established and maintained by the Company or a third party designated by the Company.

9. Translation. If this Agreement or any other document related to the Plan is translated into a language other then English and if the translated version is different from the English version, the English version will take precedence.

10. Effect of Agreement. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof (and has had an opportunity to consult counsel regarding the Option terms), and hereby accepts this Option and agrees to be bound by its contractual terms as set forth herein and in the Plan. Optionee hereby

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agrees to accept as binding, conclusive and final all decisions and interpretations of the Committee regarding any questions relating to this Option. In the event of a conflict between the terms and provisions of the Plan and the terms and provisions of the Notice and this Agreement, the Plan terms and provisions shall prevail.

11. Miscellaneous.

(a) Governing Law. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law.

(b) Entire Agreement; Enforcement of Rights. This Agreement, together with the Notice and the Plan, sets forth the entire agreement and understanding of the parties relating to the subject matter herein and therein and merges all prior discussions between the parties. Except as contemplated under the Plan, no modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed or, if permitted by the Company, electronically accepted, by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

(c) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of this Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of this Agreement shall be enforceable in accordance with its terms.

(d) Notices. Any notice required or permitted by this Agreement shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or 48 hours after being deposited in the mail, as certified or registered mail, with postage prepaid, and addressed to the Company at its principal corporate offices and to Optionee at the address maintained for Optionee in the Company’s records.

(e) Successors and Assigns. The rights and benefits of this Agreement shall inure to the benefit of, and be enforceable by the Company’s successors and assigns. The rights and obligations of Optionee under this Agreement may not be assigned without the prior written consent of the Company.

(f) Section 409A. The intent of the parties is that the Options under this Agreement are exempt from Section 409A of the Internal Revenue Code of 1986, as amended (“Section 409A) and, accordingly, to the maximum extent permitted, all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A.

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EXHIBIT A

NOTICE OF EXERCISE

To:	Martha Stewart Living Omnimedia, Inc.
Attn:	Administrator of the Omnibus Stock and Option Compensation Plan
Subject:	Notice of Intention to Exercise Stock Option

This Notice of Exercise constitutes official notice that the undersigned intends to exercise Optionee’s option to purchase                 shares of Martha Stewart Living Omnimedia, Inc. Common Stock, under and pursuant to the Company’s Omnibus Stock and Option Compensation Plan (the “Plan”) and the Notice of Stock Option Grant and Stock Option Agreement (the “Agreement”) dated                 , as follows:

Number of Shares:

Exercise Price per Share:

Total Exercise Price:

Method of Payment of Exercise Price:

The shares should be registered in the name (s) of:

and
.[7]

By signing below, I hereby agree to be bound by all of the terms and conditions set forth in the Plan and the Agreement. If applicable, proof of my right to purchase the shares pursuant to the Plan and the Agreement is enclosed.8

Dated:

(Signature)	(Signature)[9]

(Please Print Name)	(Please Print Name)

(Full Address)	(Full Address)

[7]	If more than one name is listed, please specify whether the owners will hold the shares as community property or as joint tenants with the right of survivorship.
[8]	Applicable if someone other than the Optionee (e.g., a death beneficiary) is exercising the stock option.
[9]	Each person in whose name shares are to be registered must sign this Notice of Exercise.